ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2026
Business combinations and discontinued operations [Abstract]
Acquisitions and Divestitures	Acquisitions and Divestitures

a)    Loulo-Gounkoto
On June 16, 2025, the Bamako Commercial Tribunal placed
Loulo-Gounkoto under temporary provisional
administration. While Barrick retained its 80% legal
ownership of the mining complex, control over operations
transferred to an external administrator. Following this
action by the Malian courts, management concluded that
Barrick had lost control of the subsidiaries that hold our
interest in Loulo-Gounkoto because we could not effectively
exercise power over the relevant activities related to the
mine, nor could we affect the returns of the mine through
managerial involvement. As a result of the loss of control
event in Q2 2025, we deconsolidated the subsidiaries, and
derecognized the assets, liabilities and non-controlling
interest of Loulo-Gounkoto at their carrying amounts at the
date when control was lost.
On November 24, 2025, Barrick announced that
an agreement had been entered into with the Government
of the Republic of Mali to put an end to all disputes
regarding the Loulo and Gounkoto mines. The provisional
administration of the Loulo-Gounkoto complex was
terminated on December 16, 2025, at which point
operational control was handed back to the management of
Société des Mines de Loulo SA (“Somilo”) and Société des
Mines de Gounkoto SA (“Gounkoto”).
We have determined that this represents a
business combination with Barrick identified as the acquirer.
We have determined the acquisition price should be equal
to the fair value of Barrick’s 80% investment in the equity of
Somilo and Gounkoto.
We have determined the fair value of Barrick’s
existing interest in Loulo-Gounkoto immediately before the
acquisition of control, which represents the fair value of the consideration in the transaction. We have also determined
the fair value of the non-controlling interest and performed a provisional allocation of the purchase price to identified
assets and liabilities.
The tables below present the provisional allocation
of the purchase price to the assets and liabilities acquired initially recorded in the fourth quarter of 2025.  A
measurement period update was recorded in the second
quarter of 2026, primarily due to additional royalties,
penalties and interest related to the periods prior to
obtaining control. This results in adjustments to those
provisional fair values effective as at the acquisition date in
December 2025, as well as the net expense related to
Loulo-Gounkoto recognized in Q4 2025.  Refer to note 17
for further details.  We expect to complete the purchase
price allocation process in the second half of 2026.

($ millions)	Preliminary	Change	Revised
Fair value (100%)	$3,220	$(91)	$3,129
Fair value (80%)	2,576	(73)	2,503

Provisional fair value allocation at acquisition
Cash	$71	$—	$71
Other current assets	154	12	166
Inventory	629	2	631
Property, plant and equipment	3,131	(3)	3,128
Other long-term assets	120	68	188
Total assets	$4,105	$79	$4,184
Current liabilities	$347	$244	$591
Deferred income tax liabilities	474	(75)	399
Lease liabilities	17	—	17
Provisions	47	—	47
Other liability to NCI	240	(90)	150
Total liabilities	$1,125	$79	$1,204
Non-controlling interests	404	73	477
Net assets acquired	$2,576	$(73)	$2,503
We primarily used a discounted cash flow model (being the
net present value of expected future cash flows) to
determine the fair value of the mining interests and used a
depreciated replacement cost approach in determining the
fair value of property, plant and equipment. Expected future cash flows are based on estimates of future gold prices
inclusive of a $3,000/oz long-term gold price and projected
future revenues, estimated quantities of ore reserves and
mineral resources, including expected conversions of
resources to reserves, expected future production costs
and capital expenditures based on the life of mine plans for the mines as at the acquisition date. A WACC of 16% was
applied in the discounted cash flow model.
Since it has been consolidated from December 16,
2025, Loulo-Gounkoto contributed revenue of $505 million
and net income of $16 million for the year ended December
31, 2025. If the acquisition had occurred on January 1,
2025, consolidated revenue and consolidated net income
for the year ended December 31, 2025, would have been
$1,036 million and $484 million, respectively. For the six
months ended June 30, 2026, revenue and net income
were $907 million and $352 million, respectively, and
excludes other expenses relating to additional royalties,
penalties and interest paid to the Government of Mali due to the retrospective application of the 2023 Mining Code to
2024 and 2025.  Refer to note 9 for further details. The fair value of accounts receivable was $104 million (included in
other current assets) as at December 16, 2025, which was
equivalent to the contractual amount.